UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2011

VOLCANO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

(800) 228-4728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 24, 2011, the Board of Directors (the “Board”) of Volcano Corporation (the “Company”) approved an increase to the total number of authorized directors to 10 directors and, upon the recommendation of the Corporate Governance Committee of the Board, elected Leslie V. Norwalk and Eric J. Topol, M.D. to the Board, effective October 24, 2011. Dr. Topol will serve in the class of directors whose term of office expires at the Company’s 2013 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Ms. Norwalk will serve in the class of directors whose term of office expires at the Company’s 2014 annual meeting of stockholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal. However, the Company intends to submit the ratification of Ms. Norwalk and Dr. Topol’s appointment to an advisory vote of the stockholders at the Company’s 2012 annual meeting of stockholders.

Ms. Norwalk was appointed to the Corporate Governance Committee of the Board, effective immediately upon her election to the Board and Dr. Topol was appointed to the Compensation Committee of the Board, effective immediately upon his election to the Board.

In accordance with the Company’s Non-Employee Director Compensation Policy, each of Ms. Norwalk and Dr. Topol is entitled to receive a $50,000 annual retainer for service as a Board member. Additionally, Ms. Norwalk will receive a supplemental annual retainer of $7,000 for service as a member of the Corporate Governance Committee and Dr. Topol will receive a supplemental annual retainer of $10,000 for service as a member of the Compensation Committee.

On October 24, 2011, in connection their election to the Board and pursuant to the terms of Company’s 2005 Equity Compensation Plan (the “Plan”) each of Ms. Norwalk and Dr. Topol were granted an option to purchase 9,086 shares of Common Stock (the “Initial Options”) and a restricted stock unit award covering 3,500 shares of Common Stock (the “Initial RSU Grants”). The Initial Options vest as to 1/36th of the shares subject to the option per month on an equal monthly basis over a three-year period. The Initial RSU Grants vest as to 1/3 rd of the shares subject to the Initial RSU Grant on each anniversary of the date of grant. In addition, on October 24, 2011, each of Ms. Norwalk and Dr. Topol were granted an option to purchase 3,786 shares of Common Stock (the “Prorated Annual Options”) and an additional restricted stock unit award covering 1,458 shares of Common Stock (the “Prorated Annual RSU Grants”). The Prorated Annual Options vest in equal monthly installments over the next seven months. The shares subject to the Prorated Annual RSU Grants vest in full on the earlier of the date of the Company’s next annual meeting of stockholders and the date of the first anniversary of the last annual meeting of stockholders.

On the date of each annual meeting of stockholders in which he or she is elected or is then serving as a director, each of Ms. Norwalk and Dr. Topol will receive (1) a stock option to purchase shares of the Company’s Common Stock (an “Annual Option Grant”) covering the number of shares of Common Stock (rounded down to the nearest whole share) having a Black-Scholes value, determined as of the grant date, equal to $62,500 and (2) a restricted stock unit (an “Annual RSU Grant”) covering the number of shares of Common Stock (rounded down to the nearest whole share) having a Fair Market Value, determined as of the grant date pursuant to the applicable stock plan, equal to $62,500 (that is, $62,500 divided by the Fair Market Value of a share of Common Stock on the date of grant). The Annual Option Grants will vest as to 1/12th of the shares subject to the Annual Option Grant each month, commencing one month after the date of grant. The Annual RSU Grants will vest as to all of the shares subject to the Annual RSU Grant on the earlier of the date of the next annual meeting of the stockholders and the first anniversary of the date of grant.

Vesting of all of the options and RSUs referred to above will cease if the non-employee director resigns from the Board or otherwise ceases to serve as a non-employee director, unless the Board determines that the circumstances warrant continuation of vesting. If a change in control occurs, and unless otherwise determined by the Board of Directors prior to or in connection with such transaction, as of immediately prior to the effective time of the change in control, all outstanding stock awards under the Plan will automatically accelerate and become fully vested (and any repurchase rights thereon will immediately lapse in full) and exercisable (as applicable).

The Company also entered into a standard form of indemnification agreement with each of Ms. Norwalk and Dr. Topol (the “Indemnification Agreements”) effective upon their election to the Board. The Indemnification Agreements provide, among other things, that the Company will indemnify the director, under the circumstances and to the extent provided for therein, for certain expenses which he or she may be required to pay in connection with certain claims to which he or she may be made a party by reason of his or her position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws. The Company’s standard form of indemnification agreement was previously filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (No. 333-132678), as originally filed on March 24, 2006, and is incorporated herein by reference.

There are no arrangements or understandings between Ms. Norwalk or Dr. Topol and any other persons pursuant to which she or he was elected as a director of the Company. There are no family relationships between Ms. Norwalk or Dr. Topol and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Ms. Norwalk or Dr. Topol and the Company.

A copy of the Company’s press release announcing the appointment of Ms. Norwalk and Dr. Topol is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Indemnification Agreement, previously filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (No. 333-132678), as originally filed on March 24, 2006, and is incorporated herein by reference.

99.1	Press release dated October 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

Dated: October 28, 2011	By:	/s/ John T. Dahldorf
John T. Dahldorf
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Indemnification Agreement, previously filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (No. 333-132678), as originally filed on March 24, 2006, and is incorporated herein by reference.

99.1	Press release dated October 28, 2011